UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2010

Scripps Networks Interactive, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-34004	61-1551890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Walnut Street, Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 824-3200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 29, 2010, Scripps Networks Interactive, Inc. (the “Company”) entered into new employment agreements with Kenneth W. Lowe, Chairman, President and Chief Executive Officer, Joseph G. NeCastro, Chief Administrative Officer and Chief Financial Officer and John F. Lansing, President, Scripps Networks, LLC. These new agreements replace and supersede each of their previous employment agreements with the Company.

Term

The term of Mr. Lowe’s employment agreement begins on January 1, 2010 and ends on June 30, 2013. The term of the employment agreements for Messrs. NeCastro and Lansing each begin on January 1, 2010 and end on December 31, 2013, with an automatic renewal of two successive one year terms unless the Company provides prior notice of its intention not to renew.

Compensation Levels

The employment agreements set forth the following compensation and benefit levels:

•	the annual base salary for each executive will be no less than $1,150,000 for Mr. Lowe, $735,000 for Mr. NeCastro, and $750,000 for Mr. Lansing;

•	the target annual incentive opportunity will be 130% of base salary for Mr. Lowe and 75% for Messrs. NeCastro and Lansing; and

Restrictive Covenants

In exchange for the benefits described above, each executive agrees not to (i) disclose the Company’s confidential information; (ii) compete against the Company for 6 months after termination (12 months if terminated for “cause”); (iii) solicit the Company’s employees or customers for 12 months after termination; or (iv) disparage the Company for 12 months after termination.

Restricted Share Unit Award

In addition to the benefits outlined above, Messrs. NeCastro and Lansing were each granted 76,065 Restricted Share Units. The Restricted Share Units generally vest as follows, provided that the executive remains in the continuous employment of the Company or a subsidiary: 25% on March 29, 2013, 25% on March 29, 2014 and 50% on March 29, 2015.

The foregoing summary of the Employment Agreements is qualified in its entirety by reference to the full text of each Employment Agreement, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 to this Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Employment Agreement between the Company and Kenneth W. Lowe, effective March 29, 2010.

10.2	Employment Agreement between the Company and Joseph G. NeCastro, effective March 29, 2010.

10.3	Employment Agreement between the Company and John F. Lansing, effective March 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCRIPPS NETWORKS INTERACTIVE, INC.

By:	/s/ Anatolio B. Cruz III
Anatolio B. Cruz III
Chief Legal Officer and Corporate Secretary

Date: March 31, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between the Company and Kenneth W. Lowe, effective March 29, 2010.

10.2	Employment Agreement between the Company and Joseph G. NeCastro, effective March 29, 2010.

10.3	Employment Agreement between the Company and John F. Lansing, effective March 29, 2010.